Securities Act File No. 333- _____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)

BNY MELLON FUNDS TRUST
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

John Pak, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on December 10, 2012 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

BNY MELLON FUNDS TRUST

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/INFORMATION STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A—Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Information Statement Cover Page

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of BNY Mellon Intermediate Bond Fund, a series of the Registrant, dated December 30, 2011(1)

Item 13.	Additional Information About the Fund Being Acquired	Not Applicable

Item 14.	Financial Statements
Annual Report of BNY Mellon Intermediate Bond Fund, a series of the Registrant, dated August 31, 2012(2); Annual Report of BNY Mellon Intermediate U.S. Government Fund, a series of the Registrant, dated August 31, 2012(3)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

(1)	Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the Registrant, filed on December 28, 2011 (File No. 333-34844).

(2)	Incorporated herein by reference to the Annual Report of BNY Mellon Intermediate Bond Fund, a series of the Registrant, filed on November 6, 2012 (File No. 811-09903).

(3)	Incorporated herein by reference to the Annual Report of BNY Mellon Intermediate U.S. Government Fund, a series of the Registrant, filed on November 6, 2012 (File No. 811-09903).

BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Dear Shareholder:

The Board of Trustees for your fund, BNY Mellon Intermediate U.S. Government Fund (the "Fund"), has approved the tax-free reorganization of the Fund into BNY Mellon Intermediate Bond Fund (the "Acquiring Fund").  BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the "Adviser"), is the investment adviser to the Fund and the Acquiring Fund.  The Fund and the Acquiring Fund are each a series of BNY Mellon Funds Trust (the "Trust").

The reorganization of the Fund is expected to occur on or about February 22, 2013.  Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the same class of the Acquiring Fund equal in value to the value of your shares of the same class you held of the Fund.  Management of the Adviser believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger fund.  The Fund and the Acquiring Fund have similar investment objectives and policies, but may invest in different types of securities.  The Fund normally invests at least 80% of its assets in U.S. government securities.  The Acquiring Fund normally invests at least 80% of its assets in bonds, which may include U.S. government securities.  In addition, the Acquiring Fund has a lower total annual expense ratio than the Fund and a comparable performance record over the last ten calendar years.  Management also believes that, as a result of becoming shareholders in a substantially larger fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting the Adviser to more efficiently manage the larger fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including the Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board of Trustees that the Fund be merged with the Acquiring Fund.

After careful review, the Trust's Board of Trustees has [unanimously] approved the reorganization of the Fund.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger fund that has a lower total annual expense ratio than the Fund and a comparable performance record over the last ten calendar years.  In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is in the best interests of the Fund and its shareholders and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote.  We do, however, ask that you review carefully the enclosed prospectus/information statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions after considering the enclosed materials, if you are a Wealth Management client, please contact your account officer or call 1-888-281-7350.  If you are a BNY Mellon Wealth Brokerage client, please contact your financial advisor or call 1-800-830-0549--Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.  If you are an individual account holder, please call the Adviser at 1-800-DREYFUS (inside the U.S. only).  Participants in qualified employee benefit plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust

December 11, 2012

TRANSFER OF THE ASSETS OF
BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND
TO AND IN EXCHANGE FOR SHARES OF
BNY MELLON INTERMEDIATE BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of BNY Mellon Intermediate Bond Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Fund Advisers (the "Adviser"), a division of The Dreyfus Corporation ("Dreyfus"), on or about February 22, 2013 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon Intermediate U.S. Government Fund (the "Fund").  You will receive Class M shares or Investor shares of the Acquiring Fund corresponding to your Class M shares or Investor shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of BNY Mellon Funds Trust (the "Trust").

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Trust's Board of Trustees (the "Board") believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger fund that also is managed by the Adviser.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  As of September 28, 2012, the Acquiring Fund had approximately $962 million and the Fund had approximately $42 million in net assets.  In addition, the Acquiring Fund has a lower total annual expense ratio than the Fund and a comparable performance record over the last ten calendar years.  The reorganization also will permit the funds' service providers—including the Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  Other potential benefits are described in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have similar investment objectives and similar investment management policies.  The Acquiring Fund seeks total return, consisting of capital appreciation and current income.  The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.  Such bonds include U.S. government and agency bonds, corporate bonds and municipal bonds.  The Acquiring Fund also may invest up to 25% of its total assets in mortgage-related securities, including commercial mortgage-backed securities, and up to 20% of its total assets in foreign corporate and government bonds.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.  The Fund allocates its assets broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations.  Each fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration and/or interest rate risk or as part of a hedging strategy.

Typically, each of the Acquiring Fund's and the Fund's portfolio can be expected to have an average effective maturity ranging between 3 and 10 years.  The Acquiring Fund's portfolio typically can be expected to have an average effective duration ranging between 2.5 and 5.5 years, while the Fund does not target any specific range of duration.  Each fund, however, may invest in individual fixed-income securities of any maturity or duration.  As of September 28, 2012, the average effective maturity of the Acquiring Fund's portfolio and the Fund's portfolio was 4.1 years and 4.6 years, respectively.  The average effective duration of the Acquiring Fund's portfolio and the Fund's portfolio as of such date was 3.7 years and 3.9 years, respectively.

The Adviser is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund's and the Acquiring Fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The Fund and the Acquiring Fund have received a private letter ruling from the Internal Revenue Service (the "IRS") holding, based on facts and representations the Trust and its representatives provided to the IRS, that the reorganization will qualify as a tax-free reorganization.  Accordingly, shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryovers) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryovers, subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  As part of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization, the Fund and the Acquiring Fund offer their shareholders substantially similar investment options and, as a shareholder of the Acquiring Fund, you will continue to enjoy the same shareholder privileges that you currently have as a shareholder of the Fund.

WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its investment advisory agreement with the Adviser, the Fund has agreed to pay the Adviser an investment advisory fee at the annual rate of 0.50% of the value of the Fund's average daily net assets, whereas, under its investment advisory agreement with the Adviser, the Acquiring Fund has agreed to pay the Adviser an investment advisory fee at the annual rate of 0.40% of the value of the Acquiring Fund's average daily net assets.  In addition, each class of shares of the Acquiring Fund had a lower total annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.  Such expenses are estimated to total approximately $85,000.  It is estimated that a Fund shareholder would start to realize certain expense benefits approximately 12 months after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

WHY DID THE TRUST'S BOARD APPROVE THE REORGANIZATION?

After considering, among other factors, the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by the Adviser and has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a substantially larger fund that has a lower total annual expense ratio than the Fund and a comparable performance record over the last ten calendar years.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Trust's Amended and Restated Agreement and Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Transfer of the Assets of

BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND
(A Series of BNY Mellon Funds Trust)

To and in Exchange for Shares of

BNY MELLON INTERMEDIATE BOND FUND
(A Series of BNY Mellon Funds Trust)

PROSPECTUS/INFORMATION STATEMENT
December __, 2012

This Prospectus/Information Statement is being furnished to you by the Board of Trustees of BNY Mellon Funds Trust (the "Trust") because you are a shareholder of BNY Mellon Intermediate U.S. Government Fund (the "Fund"), a series of the Trust.  As provided in a Plan of Reorganization approved by the Trust's Board, the Fund will transfer all of its assets to BNY Mellon Intermediate Bond Fund (the "Acquiring Fund"), also a series of the Trust, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Information Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class M shares or Investor shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class M shares or Investor shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement.  THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know.  This Prospectus/Information Statement is being mailed on or about December 21, 2012 to the Fund's shareholders of record as of the close of business on December 10, 2012.

A Statement of Additional Information ("SAI") dated December __, 2012, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or, if you are a Wealth Management client, by contacting your account officer or calling 1-888-281-7350.  If you are a BNY Mellon Wealth Brokerage client, please contact your financial advisor or call 1-800-830-0549--Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.  Individual account holders, please call the Adviser at 1-800-DREYFUS (inside the U.S. only).  Participants in qualified employee benefit plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by BNY Mellon Fund Advisers (the "Adviser"), a division of The Dreyfus Corporation ("Dreyfus").  The funds have similar investment objectives and similar investment management policies, but the investment practices and limitations of each fund (and the related risks) are not identical.  The Acquiring Fund seeks total return, consisting of capital appreciation and current income.  The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.  Such bonds include U.S. government and agency bonds, corporate bonds and municipal bonds.  The Acquiring Fund also may invest up to 25% of its total assets in mortgage-related securities, including commercial mortgage-backed securities, and up to 20% of its total assets in foreign corporate and government bonds.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.  The Fund allocates its assets broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations.  The Acquiring Fund and the Fund are each a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Information Statement.

The combined Prospectus of the Acquiring Fund and the Fund (along with the other series of the Trust) dated December 30, 2011 (the "Combined Prospectus") and the combined Annual Report for the Acquiring Fund and the Fund for their fiscal years ended August 31, 2012 (including each fund's audited financial statements for the fiscal year) accompany this Prospectus/Information Statement.  The portion of the Combined Prospectus applicable to the Acquiring Fund and the financial statements contained in the Acquiring Fund's Annual Report are incorporated into this Prospectus/Information Statement by reference.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	16

Information about the Reorganization	16

Additional Information about the Acquiring Fund and the Fund	18

Financial Statements and Experts	20

Exhibit A: Plan of Reorganization	A-1

PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Combined Prospectus and the Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction.  The Trust's Board of Trustees (the "Board"), all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has [unanimously] approved the Plan for the Fund and the Acquiring Fund.  The Plan provides that, on the date of the Reorganization, the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class M shares and Investor shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class M shares or Investor shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Class M shares or Investor shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust's Board [unanimously] concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, and their respective shareholders, and that the interests of each fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  The Fund and the Acquiring Fund have received a private letter ruling (the "Ruling") from the Internal Revenue Service (the "IRS") holding, based on facts and representations the Trust and its representatives provided to the IRS, that the Reorganization will qualify as a tax-free reorganization.  Accordingly, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryovers, subject to limitations.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryovers" and "—Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Combined Prospectus.  Information contained in this Prospectus/Information Statement is qualified by the more complete information set forth in the Combined Prospectus, which is incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund have similar investment objectives and similar investment management policies.  The Acquiring Fund seeks total return, consisting of capital appreciation and current income.  The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.  Each fund's investment objective is a non-fundamental policy that can be changed by the Trust's Board without shareholder approval.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.  Such bonds include U.S. government and agency bonds, corporate bonds and municipal bonds.  The Acquiring Fund also may invest up to 25% of its total assets in mortgage-related securities, including commercial mortgage-backed securities, and up to 20% of its total assets in foreign corporate and government bonds.  The Acquiring Fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the Adviser.

The Adviser actively manages the Acquiring Fund's bond market and maturity exposure and credit profile.  The Adviser uses a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and the outlook for the securities markets.  Bonds selected must fit within the Adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions.  The Adviser will use other techniques in an attempt to manage the Acquiring Fund's market risk and duration.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.  The Fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs").  The securities in which the Fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically, in choosing the Fund's securities, the Adviser first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates.  Using a research-driven investment process, the Adviser conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities.  The Fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors.  In selecting other types of securities for the Fund's portfolio, the Adviser uses proprietary models to evaluate probable yields over time and prepayment risk, among other factors.

Typically, each of the Acquiring Fund's and the Fund's portfolio can be expected to have an average effective maturity ranging between 3 and 10 years.  The Acquiring Fund's portfolio typically can be expected to have an average effective duration ranging between 2.5 and 5.5 years, while the Fund does not target any specific range of duration.  Each fund, however, may invest in individual fixed-income securities of any maturity or duration.  Average effective portfolio maturity is an average of the maturities of the bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.  Duration is an indication of an investment's "interest rate risk," or how sensitive an investment or the fund's portfolio may be to changes in interest rates.  Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.  As of September 28, 2012, the average effective maturity of the Acquiring Fund's portfolio and the Fund's portfolio was 4.1 years and 4.6 years, respectively.  The average effective duration of the Acquiring Fund's portfolio and the Fund's portfolio as of such date was 3.7 years and 3.9 years, respectively.

Each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates and, for the Acquiring Fund, foreign currencies), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, foreign currency (for the Acquiring Fund) and/or interest rate risk or as part of a hedging strategy.  To enhance current income, each fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Investment Risks.  The principal risks associated with an investment in the Acquiring Fund and the Fund are similar, but not identical.  These risks, which apply to both funds unless otherwise noted, are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the Federal Deposit Insurance Corporation or any other government agency.  The funds should not be relied upon as a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

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Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Acquiring Fund or the Fund does not apply to the market value of such security or to shares of the fund itself.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in interest rates will adversely affect bond prices and, accordingly, the share price of the Acquiring Fund and the Fund.  The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

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Credit risk.  Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the Fund or the Acquiring Fund to lose money. Similarly, a decline or perception of a decline in the credit quality of a bond can cause the bond's price to fall, potentially lowering a fund's share price. Bonds rated investment grade when purchased by the Fund or the Acquiring Fund may subsequently be downgraded.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the share price of the Acquiring Fund or the Fund may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•
Market risk. (Acquiring Fund only)  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Mortgage-related securities risk.  Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  The Fund and the Acquiring Fund are subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing a fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund or the Acquiring Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of a fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase a fund's sensitivity to rising interest rates and its potential for price declines.

In addition to the principal risks described above, both the Acquiring Fund and the Fund, except as otherwise noted, are subject to the following additional risks.

•
Call risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, the Acquiring Fund or the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the Acquiring Fund's and the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  Certain derivatives may cause taxable income.

•
Leverage risk.  The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, investing in inverse floaters and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•
Management risk. Management risk is the risk that the investment process used by the Acquiring Fund's or the Fund's portfolio managers could fail to achieve the respective fund's investment goal and cause your fund investment to lose value.

•
Foreign currency risk. (Acquiring Fund only)  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Acquiring Fund and denominated in those currencies.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Foreign investment risk. (Acquiring Fund only)  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.

•
Market sector risk. (Acquiring Fund only)  The Acquiring Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Acquiring Fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•
Municipal bond market risk. (Acquiring Fund only)  The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Acquiring Fund's investments in municipal bonds.  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Acquiring Fund invests may have an impact on the Acquiring Fund's share price.

•
Municipal government risk. (Acquiring Fund only)  The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by a number of factors, including budget shortfalls, lower tax revenues, weak economic conditions and reduced levels of aid to governments.  Issuers of municipal obligations may default on their payment obligations and may seek bankruptcy protection.

•
Inflation-indexed security risk. (Fund only)  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Fees and Expenses.  Under their respective investment advisory agreements with the Adviser, the Fund has agreed to pay the Adviser an investment advisory fee at the annual rate of 0.50% of the value of the Fund's average daily net assets, whereas the Acquiring Fund has agreed to pay the Adviser an investment advisory fee at the annual rate of 0.40% of the value of the Acquiring Fund's average daily net assets.  In addition, each fund has agreed to pay The Bank of New York Mellon an administration fee at an annual rate of 0.15% of the value of the Trust's average daily net assets (including the assets of the funds and the other series of the Trust) up to $6 billion, 0.12% of such assets from $6 billion to $12 billion and 0.10% of such assets in excess of $12 billion.  The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which it pays Dreyfus for performing certain of these administrative services.

Class M shares and Investor shares of the Acquiring Fund had a lower total annual expense ratio than Class M shares and Investor shares of the Fund as of August 31, 2012, each fund's most recent fiscal year end.  The fees and expenses set forth below for the Fund and the Acquiring Fund are based on each fund's fiscal year ended August 31, 2012.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of August 31, 2012, as adjusted showing the effect of the consummation of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.  Neither Class M shares nor Investor shares of the Fund and the Acquiring Fund currently are subject to any initial sales charge or contingent deferred sales charge or any exchange or redemption fees.

Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $85,000 or an annual rate of approximately 0.178% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses of the fund" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Acquiring Fund set forth below.

	Fund Class M Shares	Acquiring Fund Class M Shares	Pro Forma After Reorganization Acquiring Fund Class M Shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment advisory fees	0.50%	0.40%	0.40%
Other expenses
Shareholder services fees	none	none	none
Administration fees	0.12%	0.12%	0.12%
Other expenses of the fund	0.20%*	0.03%	0.03%*
Total annual fund operating expenses	0.82%*	0.55%	0.55%*

	Fund Investor Shares	Acquiring Fund Investor Shares	Pro Forma After Reorganization Acquiring Fund Investor Shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment advisory fees	0.50%	0.40%	0.40%
Other expenses
Shareholder services fees	0.25%	0.25%	0.25%
Administration fees	0.12%	0.12%	0.12%
Other expenses of the fund	0.20%*	0.04%	0.04%*
Total annual fund operating expenses	1.07%*	0.81%	0.81%*

*
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $85,000 or an annual rate of approximately 0.178% of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses of the fund" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of the respective fund's fiscal year ended August 31, 2012, as adjusted showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Class M shares*	$84	$262	$455	$1,014

Acquiring Fund Class M shares	$56	$176	$307	$689

Pro Forma--After Reorganization Acquiring Fund Class M shares*	$56	$176	$307	$689

	1 Year	3 Years	5 Years	10 Years

Fund Investor shares*	$109	$340	$590	$1,306

Acquiring Fund Investor shares	$83	$259	$450	$1,002

Pro Forma--After Reorganization Acquiring Fund Investor shares*	$83	$259	$450	$1,002

*
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $85,000.  These expenses are not reflected in the total expense ratio of the Fund or the Pro Forma After Reorganization Acquiring Fund in the fee table above and, as a result, are not reflected in the Example.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class M shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class M shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's Class M shares and Investor shares to those of broad measures of market performance.  Before the Fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the Fund's investment adviser, BNY Hamilton Intermediate Government Fund (the "Predecessor Fund"), a series of BNY Hamilton Funds, Inc., were transferred to the Fund in a tax-free reorganization.  The performance figures for the Fund's Class M shares in the bar chart represent the performance of the Predecessor Fund's Institutional shares from year to year through September 12, 2008 and the performance of the Fund's Class M shares thereafter.  The average annual total returns for the Fund's Class M shares and Investor shares in the table represent those of the Predecessor Fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the Fund's Class M shares and Investor shares thereafter.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information is available at www.dreyfus.com.

After-tax performance is shown only for Class M shares of each fund.  After-tax performance of each fund's Investor shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class M Shares
Year-by-year total returns as of 12/31 each year (%)

+7.62	+4.13	+2.42	+0.72	+3.69	+7.16	+5.52	+6.16	+4.70	+4.11
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q4 '08	+4.40%
Worst Quarter:	Q2 '04	-2.68%

The year-to-date total return of the Acquiring Fund's Class M shares as of 9/30/12 was 3.88%.

Acquiring Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	4.11%	5.52%	4.60%
Class M returns after taxes on distributions	2.96%	4.07%	3.02%
Class M returns after taxes on distributions and sale of fund shares	2.66%	3.87%	2.99%
Investor returns before taxes	3.84%	5.27%	4.34%
Barclays Intermediate Government/Credit Bond Index reflects no deduction for fees, expenses or taxes	5.80%	5.88%	5.20%
Barclays Intermediate Government Index reflects no deduction for fees, expenses or taxes	6.08%	5.86%	4.89%

Fund—Class M Shares
Year-by-year total returns as of 12/31 each year (%)

+10.39	+1.86	+3.18	+2.51	+3.58	+6.80	+8.31	+0.67	+3.77	+4.29
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3 '02	+5.18%
Worst Quarter:	Q2 '04	-2.20%

The year-to-date total return of the Fund's Class M shares as of 9/30/12 was 1.62%.

Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	4.29%	4.73%	4.50%
Class M* returns after taxes on distributions	3.40%	3.43%	3.01%
Class M* returns after taxes on distributions and sale of fund shares	2.77%	3.30%	2.97%
Investor** returns before taxes	4.03%	4.48%	4.24%
Barclays Intermediate Government Index reflects no deduction for fees, expenses or taxes	6.08%	5.86%	4.89%
Barclays Intermediate Government/Credit Bond Index reflects no deduction for fees, expenses or taxes	5.80%	5.88%	5.20%

*	Reflects the performance of the Predecessor Fund's Institutional shares through September 12, 2008.
**
Reflects the performance of the Predecessor Fund's Class A shares through September 12, 2008.  These returns do not reflect the Predecessor Fund's applicable sales loads for Class A shares, because the Fund's Investor shares are not subject to any sales loads.  If the Predecessor Fund's sales loads were reflected, the returns of the Fund's Investor shares would be lower.

Investment Adviser.  The Adviser, a division of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the investment adviser to the Fund and the Acquiring Fund.  Founded in 1947, Dreyfus manages approximately $239 billion in 183 mutual fund portfolios.  A discussion regarding the basis for the Trust's Board approving the Acquiring Fund's investment advisory agreement with the Adviser is available in the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2012.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.1 trillion in assets under custody and administration and $1.3 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Primary Portfolio Manager.  John F. Flahive, CFA, serves as the primary portfolio manager of the Fund and the Acquiring Fund, and will continue to serve as the combined fund's primary portfolio manager after the Reorganization.  Mr. Flahive has served as a primary portfolio manager of the Fund and the Acquiring Fund since September 2008 and March 2006, respectively.  He is a senior vice president of BNY Mellon, where he has been employed since October 1994, and is a dual employee of Dreyfus and BNY Mellon.

Board Members.  The Fund and the Acquiring Fund, as series of the Trust, have the same Board members.  None of the Trust's Board members is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Independent Registered Public Accounting Firm.  KPMG LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund and the Acquiring Fund have each classified their shares into two classes—Class M shares and Investor shares.  The following tables set forth, as of October 15, 2012, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted, showing the effect of the Reorganization had it occurred on such date.

	Fund Class M Shares	Acquiring Fund Class M Shares	Adjustments		Pro Forma After Reorganization Acquiring Fund Class M Shares
Total net assets	$40,235,207	$956,727,645	$(78,904	)*	$996,883,948
Net asset value per share	$10.30	$13.29			$13.29
Shares outstanding	3,904,978	71,988,124	(884,424	)**	75,008,678

	Fund Investor Shares	Acquiring Fund Investor Shares	Adjustments		Pro Forma After Reorganization Acquiring Fund Investor Shares
Total net assets	$3,106,363	$4,510,643	$(6,096	)*	$7,610,910
Net asset value per share	$10.29	$13.29			$13.29
Shares outstanding	301,742	339,329	(68,567	)**	572,504

*	Reflects the estimated costs of the Reorganization to be paid by the Fund.
**	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The total net assets of the Fund and the Acquiring Fund (attributable to Class M shares and Investor shares), as of October 15, 2012, were $43,341,570 and $961,238,288, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different expenses and likely will have different share prices.

Purchase Procedures.  Class M shares and Investor shares of each fund are offered to the same universe of eligible investors.  Class M shares of each fund are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon.  Investor shares of each fund are generally offered only to Wealth Management clients who terminate their relationship with certain affiliates of BNY Mellon, and to individuals, corporations, partnerships and other entities that are not Wealth Management clients and that receive a transfer of fund shares from a Wealth Management client.  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, each a division of the funds' distributor, MBSC Securities Corporation ("MBSC"), and to certain employee benefit plans.

The purchase procedures of the Fund and the Acquiring Fund are substantially similar.  Investors are not subject to any sales charges to purchase Class M shares or Investor shares of the Fund or the Acquiring Fund.  The price for shares of each fund is the net asset value per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.  Shares of each fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the Combined Prospectus and the funds' combined Statement of Additional Information dated December 30, 2011 (the "Combined SAI") for a more detailed discussion of the funds' purchase procedures.

Shareholder Services Plan.  Investor shares of the Fund and the Acquiring Fund are subject to a shareholder services plan (the "Services Plan").  Under the Services Plan, each fund pays MBSC for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Services Plan, MBSC may make payments to certain financial institutions in respect to these services.  As to each fund, the fees payable under the Services Plan are payable without regard to actual expenses incurred.  See the Combined SAI for a discussion of the Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are substantially similar.  An investor may sell (redeem) shares of either fund at any time.  Class M shares and Investor shares of each fund are sold at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Redemption orders are processed promptly and an investor will generally receive the proceeds within a week.  See the Combined Prospectus and Combined SAI for a more detailed discussion of the funds' redemption procedures.

Shareholder Services.  As part of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization, the Fund and the Acquiring Fund offer their shareholders substantially similar investment options and, as a shareholder of the Acquiring Fund, you will continue to enjoy the same shareholder privileges that you currently have as a shareholder of the Fund.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the Combined Prospectus and Combined SAI for a further discussion of the shareholder services offered.

Distributions.  The Acquiring Fund and the Fund normally pay dividends monthly and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the Combined Prospectus and Combined SAI for a further discussion of dividends and distributions policies.

REASONS FOR THE REORGANIZATION

The Trust's Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by the Adviser and has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a substantially larger fund that has a lower total annual expense ratio than the Fund and a comparable performance record over the last ten calendar years.  As of September 28, 2012, the Fund had net assets of approximately $42 million and the Acquiring Fund had net assets of approximately $962 million.  By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting the Adviser to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including the Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, the Adviser recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.

The Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to approve the Reorganization, the Trust's Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Trust's Board, which is comprised entirely of Independent Board Members, approved the Reorganization for the funds.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A.  The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on February 22, 2013 or such other date as the Trust's Board may determine (the "Closing Date").  The number of Class M shares and Investor shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the funds' Combined Prospectus and Combined SAI.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryovers).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder that does not already have such an account, each such new and existing account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.  Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Trust's Board.  The Plan also may be amended prior to the Reorganization by the Trust's Board.  The Trust's Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Trust's Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $85,000, which will be borne by the Fund.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences.  The Trust, on behalf of the Fund and the Acquiring Fund, has received the Ruling from the IRS.  The Ruling is based on facts and representations the Trust and its representatives provided to the IRS, which must be true and correct on the Closing Date.  The Ruling holds that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code (i.e., a tax-free reorganization) and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Ruling further holds generally that (a) the basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the basis of the Fund shares held by such Fund shareholder immediately prior to the Reorganization, (b) the holding period of those Acquiring Fund shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization), (c) the basis of the Fund's assets acquired by the Acquiring Fund will be the same in its hands as the basis of the assets in the Fund's hands immediately prior to the Reorganization, (d) the holding period of the Fund's assets in the hands of the Acquiring Fund will include the period during which the Fund held the assets, and (e) certain other consequences flow from the tax-free nature of the Reorganization.

Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryovers.  As of the Fund's fiscal year ended August 31, 2012, the Fund had unused capital loss carryovers of approximately $72,000, of which $4,400 will expire on August 19, 2019.  While the Acquiring Fund will inherit the capital loss carryovers (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryovers and tax attributes may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  These limitation rules on the use of capital loss carryovers and other factors may result in a portion of the capital loss carryovers of the Fund expiring unused.  However, given the small amount of the Fund's capital loss carryovers subject to expiration, it is expected that the Acquiring Fund can use those capital loss carryovers to offset certain capital gains and, accordingly, none of the Fund's capital loss carryovers are expected to be lost as a result of the Reorganization.

Sale of Portfolio Securities.  In connection with the Reorganization, certain of the Fund's portfolio securities may be sold by the combined fund after consummation of the Reorganization, subject to any restrictions imposed by the Code.  The transaction costs associated with repositioning the combined fund's portfolio after consummation of the Reorganization would be borne by the combined fund and its shareholders.  The Adviser currently estimates that approximately 10% of the Fund's portfolio securities acquired by the Acquiring Fund in the Reorganization may subsequently be sold by the combined fund following the Reorganization.  Based on that assumption, the Adviser estimates that transaction costs associated with such post-Reorganization portfolio repositioning will be de minimis.  The amount of the Fund's portfolio securities that may ultimately be sold by the combined fund in connection with the Reorganization, as well as the related transaction costs associated with this portfolio repositioning, will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amounts stated above.  Any such disposition of portfolio securities also may result in a capital gain or loss depending upon the specific securities being sold and the combined fund's ability to use any available capital loss carryovers.  Based on current assumptions, the combined fund currently is expected to recognize approximately $177,000 in capital gains as a result of repositioning the Fund's portfolio after the Reorganization.

The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs of which would be borne by the respective fund.  Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Fund and the Acquiring Fund, each a series of the Trust, is incorporated by reference into this Prospectus/Information Statement from the Combined Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-34844).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of September 28, 2012, either of record or beneficially, 5% or more of a class of the outstanding shares of the Fund and the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Fund—Class M Shares

SEI Private Trust Company C/O Mellon Bank One Freedom Valley Drive Oaks, PA 19456-9989	99.29%	3.92%

Fund—Investor Shares

Angela Rugnetta and Michael J. Scherer Trustees, Vincent Rugnetta Irrevocable Trust P.O. Box 425 Brooklyn, NY 11209-0425	7.15%	2.95%

Eugene N. Aleinikoff P.O. Box 87 Ancram, NY 12502-0087	6.29%	2.60%

Rudolph and Hilda U. Forchheimer Foundation Inc. 3106 Theall Road Rye, NY 10580-1458	5.57%	2.30%

Lennox Thompson 11307 Strawberry Glenn Lane Glenn Dale, MD 20769-9121	5.54%	2.29%

Peter A. Nadosy Trustee, U/W Emily W. Robbins Trust St. Andrews Church 520 East 86th Street New York, NY 10028-7534	5.51%	2.28%

Acquiring Fund—Class M Shares

SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	97.13%	93.24%

Acquiring Fund—Investor Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	59.22%	34.86%

Morgan Stanley & Co. Harborside Financial Center – Plaza 2 3rd Floor Jersey City, NJ 07311	10.30%	6.07%

First Clearing, LLC Special Custody Account For Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	6.45%	3.80%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.56%	3.27%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of September 28, 2012, Board members and officers of the Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund and the Acquiring Fund for their fiscal years ended August 31, 2012 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of November 8, 2012 (the "Plan"), adopted with respect to BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND (the "Fund") and BNY MELLON INTERMEDIATE BOND FUND (the "Acquiring Fund"), each a series of BNY MELLON FUNDS TRUST, a Massachusetts business trust (the "Trust").

This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class M shares and Investor shares (the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

The Fund and the Acquiring Fund are each diversified series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

Both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and the Trust's Board of Trustees (the "Board") has determined that the Reorganization is in the best interests of each fund and its shareholders and that the interests of each fund's existing shareholders will not be diluted as a result of the Reorganization.

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund shall in exchange therefor (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date, provided for in paragraph 3.1 (the "Closing Date").  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to the holders of record of the Fund's Class M shares and Investor shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class M shares and Investor shares, respectively, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.2           The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share of that class computed as of the Valuation Date, using the valuation procedures set forth in the Declaration of Trust and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets attributable to the applicable class of the Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be February 22, 2013, or such other date as the Board may determine.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the Board may determine.

3.2           The Trust shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to the Acquiring Fund's account on its books at the Valuation Date and (b) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Fund to the Acquiring Fund, as reflected on the Acquiring Fund's books immediately after the Closing, does or will conform to that information on the Fund's books immediately before the Closing.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Fund or the net asset value of an Acquiring Fund Share of either class is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4           The Trust shall direct the  transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Class M shares and Investor shares owned by each such shareholder immediately prior to the Closing.  The Trust shall direct the transfer agent to issue and deliver to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

4.	CONDITIONS PRECEDENT.

4.1           The Trust's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b)  The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the Trust's adoption and performance of this Plan on its behalf will not result, in material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the Trust's adoption and performance of this Plan on the Fund's behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments outstanding which will be terminated with liability to it on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Trust's ability to consummate the transactions contemplated herein on the Fund's behalf.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair values) of the Fund (i) for each of the Fund's four fiscal years or periods ended August 31, 2012 and the fiscal year ended December 31, 2008, have been audited by KPMG LLP, and (ii) for the fiscal year ended December 31, 2007, have been audited by Tait, Weller & Baker, LLP, each an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since August 31, 2012, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on the Acquiring Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(n)  The Trust's adoption and performance of this Plan on the Fund's behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Trust's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)  The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the Trust's adoption and performance of this Plan on its behalf will not result, in material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the Trust's adoption and performance of this Plan on the Acquiring Fund's behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Trust's ability to consummate the transactions contemplated herein on the Acquiring Fund's behalf.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair values) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since August 31, 2012, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The Trust's adoption and performance of this Plan on the Acquiring Fund's behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.3           The Trust will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Information Statement to be mailed to Fund shareholders.

5.4           The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.6           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7           The Trust covenants to attach a copy of the private letter ruling described in paragraph 6.5 (the "Ruling") to the federal income tax returns of the Fund and of the Acquiring Fund for the taxable year in which the Reorganization occurs.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Trust may waive any of such conditions.

6.3           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of (a) the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date, and (b) all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all those taxable years or periods (after reduction for any capital loss carryovers).

6.5           The Trust, on behalf of the Fund and the Acquiring Fund, has received the Ruling from the Internal Revenue Service (the "IRS").  The Ruling is based on facts and representations the Trust and its representatives provided to the IRS, which shall be true and correct on the Closing Date.  The Ruling holds that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code (i.e., a tax-free reorganization) and, thus, no gain or loss will be recognized by the Fund, the Fund Shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Ruling further holds generally that (a) the basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, (b) the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization), (c) the basis of the Assets acquired by the Acquiring Fund will be the same in its hands as the basis of the Assets in the Fund's hands immediately prior to the Reorganization, (d) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which the Fund held the Assets, and (e) certain other consequences flow from the tax-free nature of the Reorganization.

7.	TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1           This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2           If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Fund, the Acquiring Fund, the Trustees or officers of the Trust or the shareholders of the Fund or the Acquiring Fund, as the case may be, in respect of this Plan.

7.3           The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4           The Trust acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund.

8.	WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.	MISCELLANEOUS.

9.1           This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Trust, on behalf of the Fund and the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2           This Plan shall bind and inure to the benefit of the Trust and its successors and assigns.  The Trust's obligations under this Plan are not binding on or enforceable against any of its Trustees, officers, nominees, agents or shareholders personally or any series of the Trust other than the Fund and the Acquiring Fund (each, a "Reorganizing Series"), but are only binding on and enforceable against the Reorganizing Series' respective property, as provided in the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The Trust, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such Trustees, officers, nominees, agents or shareholders personally.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

Subject to Completion, November 8, 2012

STATEMENT OF ADDITIONAL INFORMATION

December __, 2012

Acquisition of the Assets of

BNY MELLON INTERMEDIATE U.S. GOVERMENT FUND
(A Series of BNY Mellon Funds Trust)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

By and in Exchange for Shares of

BNY MELLON INTERMEDIATE BOND FUND
(A Series of BNY Mellon Funds Trust)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated December __, 2012 relating specifically to the transfer of all of the assets and liabilities of BNY Mellon Intermediate U.S. Government Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), in exchange solely for Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund (the "Acquiring Fund"), a series of the Trust.  The transfer is to occur pursuant to a Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Trust's combined Statement of Additional Information dated December 30, 2011 (the "Combined SAI").

2.	The combined Annual Report for the Fund and the Acquiring Fund for their fiscal years ended August 31, 2012.

No pro forma financial statements showing the effect of the proposed reorganization on the Fund and the Acquiring Fund, as required pursuant to Rule 11-01 of Regulation S-X, are included in this Statement of Additional Information, as the Fund's net assets do not exceed 10% of the Acquiring Fund's net assets as of a date within 30 days of the filing of the Statement of Additional Information with the Securities and Exchange Commission.

The Combined SAI, with respect to the Fund and the Acquiring Fund, and the financial statements included in the Acquiring Fund's and the Fund's combined Annual Report, are incorporated herein by reference.  The Prospectus/Information Statement dated December __, 2012 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or by calling one of the following numbers: Wealth Management clients and investment advisory firm clients, please call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; individual account holders of Class M shares and Investor shares (other than BNY Mellon Wealth Brokerage clients) – call toll free 1-800-DREYFUS and outside the U.S. call collect 516-794-5452; holders of Dreyfus Premier shares – call toll free 1-800-554-4611 and outside the U.S. call collect 516-794-5452; BNY Mellon Wealth Brokerage clients – call toll free 1-800-830-0549 – Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors, and participants in qualified employee benefit plans – call toll free 1-877-774-0327.

DOCUMENTS INCORPORATED BY REFERENCE

The Combined SAI, with respect to the Fund and the Acquiring Fund, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A, filed on December 28, 2011 (File No. 333-34844).  The financial statements of the Acquiring Fund and the Fund are incorporated herein by reference to the funds' combined Annual Report dated August 31, 2012, filed on November 6, 2012.

BNY MELLON FUNDS TRUST
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on December 28, 2011 ("Post-Effective Amendment No. 40") (File No. 333-34844).

Item 16	Exhibits.

(1)(a)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement, filed July 7, 2000.

(1)(b)	Certificate of Amendment is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement, filed December 23, 2004.

(1)(c)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 20 to the Registration Statement, filed March 27, 2008.

(2)	Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 of Registrant's Form N-SAR, filed October 27, 2011.

(3)	Not Applicable.

(4)	Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)
Investment Advisory Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 43 to the Registration Statement, filed February 3, 2012 ("Post-Effective Amendment No. 43").

(6)(b)
Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited, with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 31 to the Registration Statement, filed July 14, 2010.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 43.

(8)	Not Applicable.

(9)	Form of Mutual Fund Master Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 33 to the Registration Statement, filed December 29, 2010.

(10)(a)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 7 to the Registration Statement, filed December 12, 2002.

(10)(b)	Shareholder Services Plan, as revised is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 43.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 43.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)	The Prospectus and Statement of Additional Information of BNY Mellon Intermediate Bond Fund, a series of the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 40.

*	Filed herein or herewith.
**	To be filed by post-effective amendment.
***	Filed as part of the signature page.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 8th day of November, 2012.

BNY MELLON FUNDS TRUST

By:	/s/ David K. Mossman
David K. Mossman, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Bitetto, Joni Lacks Charatan, Joseph M. Chioffi, Janette E. Farragher, John B. Hammalian, Robert R. Mullery, Jeff Prusnofsky and James Windels and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ David K. Mossman	President (Principal Executive Officer)	November 8, 2012
David K. Mossman

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	November 8, 2012
James Windels

/s/ Patrick J. O’Connor	Chairman of the Board	November 8, 2012
Patrick J. O'Conno

/s/ John R. Alchin	Board Member	November 8, 2012
John R. Alchin

/s/ Ronald R. Davenport	Board Member	November 8, 2012
Ronald R. Davenport

/s/ John L. Diederich	Board Member	November 8, 2012
John L. Diederich

/s/ Kim D. Kelly	Board Member	November 8, 2012
Kim D. Kelly

/s/ Kevin C. Phelan	Board Member	November 8, 2012
Kevin C. Phelan

/s/ Patrick J. Purcell	Board Member	November 8, 2012
Patrick J. Purcell

/s/ Thomas F. Ryan, Jr.	Board Member	November 8, 2012
Thomas F. Ryan, Jr.

/s/ Maureen M. Young	Board Member	November 8, 2012
Maureen M. Young

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel

(14)	Consent of Independent Registered Public Accounting Firm